EXHIBIT 10.5: Warrant to Purchase Common Stock - Philip Lulek

                                    BGI, INC.
                            (An Oklahoma Corporation)

                               WARRANT TO PURCHASE
                             SHARES OF COMMON STOCK

NEITHER THIS WARRANT NOR THE SHARES ISSUABLE UPON ITS EXERCISE HAVE BEEN REGISTERED UNDER EITHER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO THE SECURITIES UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

Expires September 9, 2004                        120,000 Shares of Common Stock

THIS CERTIFIES THAT, for value received, Philip A. Lulek ("Holder"), is entitled to purchase, subject to the conditions set forth below, at any time during the Exercise Period (as defined in Section 1.2 below), up to 120,000 shares ("Shares") of BGI, INC., an Oklahoma corporation (the "Company"), at the per share purchase price (the "Warrant Price") set forth in Section 1.1, subject to the further provisions of this Warrant.

     1. EXERCISE OF WARRANT

     The terms and conditions upon which this Warrant may be exercised, and the Common Stock covered hereby may be purchased, are as follows:

     1.1 Warrant Price. The "Warrant Price' per share shall be $0.21, subject to adjustment pursuant to Section 4 below.

     1.2 Method of Exercise. The Holder of this Warrant may at any time, or from time to time, prior to the Expiration Date (the "Exercise Period"), exercise in whole or in part the purchase rights evidenced by this Warrant; provided, however, that this Warrant may not be exercised for less than the lesser of (x) 5,000 Shares and (y) the number of remaining Shares issuable upon exercise hereof. Such exercise shall be effected by:

          (a) the surrender of this Warrant, together with a duly executed copy of the form of exercise notice attached hereto (the "Exercise Notice'), to the Secretary of the Company at its principal offices;
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          (b) the payment by the Holder to the Company of an amount equal to the
     Warrant Price multiplied by the aggregate number of Shares for which the purchase rights hereunder are being exercised:

               (i) by certified check or bank draft payable to the order of the Company;

               (ii) by wire transfer to an account designated by the Company; or

               (iii) in lieu of exercising this Warrant pursuant to Section 1.2(b)(i) or (ii) hereof, the Holder may elect to receive a number of Shares equal to the value (as determined below) of this Warrant (or the portion thereof being exercised) by surrender of this Warrant to the Company. In such event, the Company shall issue to the Holder a number of Shares computed using the following formula:

                                  Y(A - B)
                           X =  ----------
                                      A

        Where:            X = The number of shares to be issued to the Holder.

                          Y = The number of shares subject to this Warrant or, if only a portion of this Warrant is being exercised, the portion of this Warrant being exercised (at the time of such calculation).

                          A = The fair market value of one Share (at the date of such calculation).

                          B = The Warrant Price (as adjusted to the date of such calculation).

               (iv) For purposes of Section 1.2(b)(iii), the fair market value of one Share shall be equal to:

                    (1) the average of the closing sale prices of the applicable class of Shares quoted on the Nasdaq Stock Market or in the Over-The Counter Market Summary or the closing price quoted on any national securities exchange on which the Common Stock is listed, whichever is applicable, as published in the Easter Edition of The Wall Street Journal for the ten (10) trading days prior to the date of determination of fair market value (or, if no sales take place on any such day, the average of the closing bid and asked prices on such day); or

                    (2) if the applicable class of Shares is not traded on the
               Nasdaq Stock market or Over-The-Counter or on a national securities exchange, the fair market value of a Share shall be agreed upon by the parties hereto.
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     1.3 Issuance of Certificates. In the event the purchase rights evidenced by this Warrant are exercised in whole or in part, as promptly as practicable on or after the date of exercise and in any event within ten (10) days thereafter, the Company at its expense shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of Shares issuable upon such exercise. In the event this Warrant is exercised in part, the Company at its expense will execute and deliver a new Warrant of like tenor exercisable for the remaining number of Shares for which this Warrant may then be exercised.

     1.4 Taxes. The issuance of the Shares upon the exercise of this Warrant, and the delivery of certificates or other instruments representing such Shares, shall be made without charge to the Holder for any tax or other charge in respect of such issuance; provided, however, nothing contained herein shall relieve the Holder of liability for income taxes arising from the exercise hereof.

     2. TRANSFERS

     Subject to compliance with applicable federal and state securities laws and, with respect to the Shares, this Warrant, the Shares issuable upon exercise hereof, and all rights hereunder are transferable, in whole or in part, without charge to the Holder hereof (except for transfer taxes), upon surrender of this Warrant or the Shares, as the case may be, properly endorsed.

     3. FRACTIONAL SHARES

     No fractional shares will be issued in connection with any exercise hereunder. Any fraction of a share resulting from any calculation will be rounded up to the next whole share.

     4. ANTIDILUTION PROVIDIONS

     4.1 Stock Splits and Combinations. If the Company shall at any time split, subdivide or combine its outstanding shares of Common Stock, this Warrant shall, after that split, subdivision or combination, evidence the right to purchase the number of shares of Common Stock that would have been issuable as a result of that change with respect to the shares of Common Stock which were purchasable under this Warrant immediately before that split, subdivision or combination. If the Company shall at any time split or subdivide the outstanding shares of Common Stock, the Warrant Price then in effect immediately before that split or subdivision shall be proportionately decreased, and, if the Company shall at any time combine the outstanding shares of Common Stock, the Warrant Price then in effect immediately before that combination shall be proportionately increased. Any adjustment under this section shall become effective at the close of business on the date the split, subdivision or combination becomes effective.

     4.2 Adjustments for Dividends in Stock or Other Securities or Property. If while this Warrant, or any portion hereof, remains outstanding and unexpired, the holders of any class of securities as to which purchase rights under this

Warrant exist at the time shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefore, other or additional stock or other securities or property (other than cash) of the Company by way of dividend, then and in each case, this Warrant shall represent the right to acquire, in addition to the number of shares of such class of security receivable upon exercise of this Warrant, and without payment of any additional consideration therefore, the amount of such other or additional stock or other securities or property (other than cash) of the Company that such holder would hold on the date of such exercise had it been the holder of record of the class of security receivable upon exercise of this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during said period, giving effect to all adjustments called for during such period by the provisions of this Section 4.

     4.3 Reclassification, Exchange and Substitution. If the Common Stock issuable upon exercise of this Warrant shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares provided for above), the Holder of this Warrant shall, on its exercise, be entitled to purchase for the same aggregate consideration, in lieu of the Common Stock that the Holder would have become entitled to purchase but for such change, a number of shares of such other class or classes of stock equivalent to the number of shares of Common Stock that would have been subject to purchase by the Holder on exercise of this Warrant immediately before that change.

     4.4 Reorganizations, Mergers, Consolidations or Sale of Assets. If at any time while this Warrant, or any portion hereof , remains outstanding and unexpired, there shall be a reorganization of the Company's Common Stock (other than a combination, reclassification, exchange, or subdivision of shares provided for elsewhere above) or merger or consolidation of the Company with or into another entity, or the sale or transfer of the Company's properties and assets as, or substantially as, an entirety to any other person or entity, then, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the Holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified in this Warrant and upon payment of the Warrant Price then in effect, the number of shares of Common Stock or other securities or property of the Company, or of the successor entity resulting from such reorganization, merger, consolidation sale or transfer, to which a holder of the Common Stock deliverable upon exercise of this Warrant would have been entitled in such reorganization, merger, consolidation, sale or transfer if this Warrant had been exercised immediately before that reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 4. The foregoing provisions of this Section 4.4 shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If the per share consideration payable to the Holder for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Holder. In any such case, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of the Warrant with respect to the rights and interests of the Holder of this Warrant after the reorganization, merger, consolidation, sale or transfer to the end that the provisions of this Warrant (including adjustment of the Warrant Price then in effect and number of Shares purchasable upon exercise of this Warrant) shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

     4.5 Reservation of Stock Issuable upon Exercise. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the exercise of this Warrant such number of its shares of Common Stock as shall from time to time be sufficient to effect the exercise of this Warrant and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the exercise of this Warrant, in addition to such other remedies as shall be available to the Holder of this Warrant, the Company will use its best efforts to take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

     5. RIGHTS TO EXERCISE OF WARRANT

     Subject to the provisions set forth in Section 4 and this Section 5, this Warrant does not entitle the Holder to any of the rights of a stockholder of the Company, including without limitation, the right to receive dividends or other distributions, to exercise any preemptive rights, to vote, or to consent or to receive notice as a stockholder of the Company. If, however, at any time prior to the expiration of this Warrant and prior to its exercise, the Company shall propose:

          (a) to declare any dividend or distribution upon its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant) whether in cash, property, stock or other securities, whether or not a regular cash dividend and whether or not out of earnings or earned surplus;

          (b) to offer for subscription pro rata to the holders of any class or series of its stock any additional shares of stock of any class or series or other rights;

          (c) to merge or consolidate with or into any other corporation, or sell, lease or convey all or substantially all its property or business, or to voluntarily liquidate, dissolve or wind up; or

          (d) to effect a firm commitment underwritten public offering (a "Public Offering") of its Common Stock under the Securities Act of 1933, as amended (the "Securities Act"), of Common Stock;

then in any one or more of said events the Company shall give notice in writing of such proposed event to the Holder at the last address of the Holder as it shall appear on the Company's records at least twenty (20) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such dividends, distribution, or subscription rights, or for the determination of the stockholders entitled to vote on such proposed dissolution, liquidation or winding up. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. Each person in whose name any certificate for shares of Common Stock is to be issued shall for all purposes be deemed to have become the holder of record of such shares on the date on which this instrument was surrendered and payment of the Warrant Price was made, irrespective of the date of delivery of such stock certificate, except that, if the date of such surrender and payment is a date when the stock holder of such shares of Common Stock at the close of business on the next succeeding date on which the stock transfer books are open.

     6. RESTRICTED SECURITIES

     6.1 Legend. The Holder acknowledges that this Warrant is, and each of the Shares issuable upon the due exercise hereof will be, a restricted security, that it understands the provisions of Rule 144 of the Securities and Exchange Commission, and that the certificate or certificates evidencing such Shares will bear a legend substantially similar to the following:

         "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or under the securities laws of any state. They may not be sold, transferred or otherwise disposed of in the absence of an effective registration statement covering these securities under the Securities Act, or an opinion of counsel satisfactory to the company and its counsel that registration is not required thereunder."

     6.2 Removal of Legend. Upon request of a holder of a certificate representing Shares issued upon exercise of the purchase rights evidenced by this Warrant with the legends referred to in Section 6.1 hereof, the Company shall issue to such holder a new certificate therefore free of any transfer legend, if, with such request, the Company shall have received an opinion of counsel reasonably acceptable to the Company to the effect that any transfer by such holder of the shares evidenced by such certificate will not violate the Securities Act or applicable state securities laws.


     7. REPRESENTATION AND WARRANTS

     7.1 Representations and Warranties of the Company. The Company represents and warrants to the Holder as follows:

          (a) This Warrant has been duly authorized and executed by the Company and is a valid and binding obligation of the Company enforceable in accordance with its terms;

          (b) The Shares issuable upon exercise of the purchase rights evidenced by this Warrant have been duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms hereof, will be validly issued, fully paid and non-assessable;

          (c) The execution and delivery of this Warrant are not, and the issuance of the Shares upon of the purchase rights evidenced by this Warrant in accordance with the terms hereof will not violate, or be inconsistent with, the Company's charter documents;

          (d) No representation, warranty or other statement in any certificate or written or oral statement given, or made, to the Holder (including the representations and warranties contained herein) in connection with the transactions contemplated hereby (including the exercise of this Warrant) by the Company or any of its officers, directors, employees, agents or other representatives contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained in the certificates or statements not misleading;

          (e) Subject to the accuracy of the representation in Section 7.2 hereof, the offer, sale and issuance of this Warrant and the Shares issuable upon exercise hereof in conformity with the terms of this Warrant constitute transactions exempt from the registration requirements of the Securities act, and neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemption. The Company has not offered any of its Common Stock or any securities similar to the Common Stock, other than in conformance with a valid exemption to registration under the Securities Act and applicable state securities or "blue sky" laws.

     7.2 Representations and Warranties of the Holder. The Holder represents and warrants to the Company as follows:

          (a) This Warrant is being acquired for its own account, for investment and not with a view to, or for resale in connection with, any distribution thereof within the meaning of the Securities Act. Upon exercise of this Warrant, the Holder shall, if so requested by the Company, confirm in writing, in a form reasonably satisfactory to the Company, that the Shares issuable upon exercise of this Warrant are being acquired for investment and not with a view toward distribution or resale that would violate the Securities Act;

          (b) The Holder understands that this Warrant and the Shares have not been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act pursuant to Section 4(2) thereof, and that they must be held by the Holder indefinitely, and that the Holder must therefore bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the Securities Act or is exempted from such registration. The Holder understands that no federal or state agency, including the Securities and Exchange Commission, or the securities commission or authorities of any state have approved or disapproved the issuance of this Warrant, passed upon or endorsed the merits of the offering or the adequacy of any materials provided to the Holder, or made any finding or determination as to the fairness of this Warrant for investment;

          (c) The Holder has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the purchase of this Warrant and the Shares purchasable pursuant to the terms of this Warrant and of protecting its interests in connection therewith. The Holder acknowledges that this is a speculative investment and the Holder can bear the economic risk of this Warrant, including the total loss of the Holder's investment;

          (d) The Holder has had an opportunity to ask questions of the officers of the Company and has received all information as the Holder has deemed necessary or appropriate as a prudent and knowledgeable investor in evaluating the transactions contemplated hereby. The Holder in determining to enter into this transaction, has relied solely upon the written materials provided by the Company to the Holder, and the advice of the legal counsel and accountants or other financial advisors with respect to the financial, tax and other considerations relating to this transaction;

          (e) The Holder acknowledges that the Company is relying on exemptions from the registration requirements of the Securities Act, afforded by Regulation D promulgated under the Securities Act, and by applicable state statutes and regulations. The Holder hereby affirms that the Holder is an Accredited Investor, as defined in Securities and Exchange Commission Regulation D promulgated under the Securities Act.

     7.3 Survival of Representations and Warranties. The representations, warranties, covenants and conditions set forth in this Section 7 or made pursuant to this Warrant shall survive the execution and delivery of this Warrant.

     8. LOSS OR MUTILATION

     Upon receipt by the Company of satisfactory evidence of the ownership of and the loss, theft, destruction, or mutilation of any Warrant, and (i) in the case of loss, theft, or destruction, upon receipt by the Company of indemnity satisfactory to it, or (ii) in the case of mutilation, upon receipt of such Warrant and upon surrender and cancellation of such Warrant, the Company shall execute and deliver in lieu thereof a new Warrant representing the right to purchase an equal number of share of Common Stock.

     9. NOTICES

     All notices, requests, demands and other communications under this Warrant shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, or on the date of actual receipt of registered or certified mail, postage prepaid, return receipt requested, and properly addressed as follows: if to the Holder, at his address as shown in the Company records; and if to the Company, at its principal office, to the attention of the President. Any party may change its address for purposes of this section by giving the other party written notice of the new address in the manner set forth above.

     10. EXPIRATION DATE

     This Warrant shall expire and shall no longer be exercisable as of 5:00 p.m., Eastern Time, on September 9, 2004 (the "Expiration Date").

     11. NO IMPAIRMENT

     The Company shall not, by amendment of its charter documents, or through any other means, directly or indirectly, avoid or seek to avoid the observance or performance of any of the material terms of this Warrant and shall at all times in good faith assist in the carrying out of all such terms and in the taking of all such commercially reasonable action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

     12. SUCCESSORS AND ASSIGNS

     The terms and provisions of this Warrant shall inure to the benefit of, and be binding upon, the Company and the Holder hereof and their respective successors and permitted assigns.

     13. AMENDMENTS

     This Warrant and any provision hereof may be amended, modified waived or terminated only by an instrument in writing signed by the Company and the Holder.

     14. GOVERNING LAW

     This Warrant and any dispute, disagreement or issue of construction or interpretation arising hereunder whether relating to its execution, its validity, the obligations provided herein or performance shall be governed or interpreted according to the internal laws of the State of Oklahoma without regard to conflicts of law.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.

DATED: September 9, 2002               BGI, INC.

                                                By:      /s/ William Schwartz
                                                         --------------------
                                                Name:    William Schwartz

                                                Title:   CFO


Name and Address of Warrant Holder:

Philip A. Lulek
23238 N. 94th Place
Scottsdale, AZ 85255

                                 EXERCISE NOTICE

BGI, INC.
13581 Pond Springs Rd.
Suite 105
Austin, Texas 78729

Gentlemen:

     The undersigned, __________________________________, hereby elects to purchase, pursuant to the provisions of the foregoing Warrant, held by the undersigned, shares of the Common Stock ("Common Stock") of BGI, Inc.

     Payment of the purchase price of $0.21 per Share required under such Warrant accompanies this subscription.

     The undersigned hereby represents and warrants that:

          (a) The undersigned is acquiring such Common Stock for its own account, for investment and not with a view to, or for resale in connection with, any distribution thereof within the meaning of the Securities Act. The undersigned shall, if so requested by the Company, confirm in writing, in a form reasonably satisfactory to the Company, that the Common Stock being acquired for investment and not with a view toward distribution or resale that would violate the Securities Act.

          (b) The undersigned understands that the Common Stock has not been registered under the Securities Act by reason of its issuance in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act pursuant to Section 4(2) thereof, and that the Common Stock must be held by the undersigned indefinitely, and that the undersigned must therefore bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the Securities Act or is exempted from such registration. The undersigned understands that no federal or state agency, including the Securities and Exchange Commission, or the securities commission or authorities of any state have approved or disapproved the issuance of the Common Stock, passed upon or endorsed the merits of the offering or the adequacy of any materials provided to the undersigned, or made any finding or determination as to the fairness of the Common Stock for investment.

          (c) The undersigned has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the purchase of the Common Stock and of protecting its interests in connection therewith. The undersigned acknowledges that this is a speculative investment and the undersigned can bear the economic risk of the Common Stock, including the total loss of the undersigned's investment.

          (d) The undersigned has had an opportunity to ask questions of the officers of the Company and has received all information as the undersigned has deemed necessary or appropriate as a prudent and knowledgeable investor in evaluating the transactions contemplated hereby. The undersigned in determining to exercise the Warrant, has relied solely upon the written materials provided by the Company to the undersigned, and the advice of the legal counsel and accountants or other financial advisors with respect to the financial, tax and other considerations relating to this transaction. The undersigned understands and acknowledges that no independent legal counsel has passed upon or assumed any responsibility for the accuracy, completeness or fairness of information contained in any material provided to the undersigned, and no independent legal counsel has independently verified or investigated, in any way, the accuracy, completeness or fairness of such information.

          (e) The undersigned acknowledges that the Company is relying on exemptions from the registration requirements of the Securities Act, afforded by Regulation D promulgated under the Securities Act, and by applicable state statutes and regulations. The undersigned hereby affirms that the undersigned is an Accredited Investor, as defined in Securities and Exchange Commission Regulation D promulgated under the Securities Act.

          (f) No representation, warranty or other statement in any certificate or written or oral statement given, or made, to the Company (including the representations and warranties contained herein) in connection with the transactions contemplated hereby (including this exercise of the Warrant) by the undersigned or any of its officers, directors, employees, agents or other representatives, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained in the certificates or statements not misleading.


         DATED: ____________________, 20______.

                    Signature:        ________________________

                    Address:          ________________________

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